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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES


MSX International, Inc.                                             (Delaware)

      MSX International (Holdings), Inc.                            (Delaware)

               MSX International (USA), Inc.                        (Delaware)
                        MSX International do Brasil                 (Brazil)
                        MSX International de Mexico, S.A. de C.V.   (Mexico)
                        MSX International Canada Limited            (Canada)
                        MSX International Australia Pty Limited     (Australia)

               MSX International Business Services, Inc.            (Delaware)

               MSX International Engineering Services, Inc.         (Delaware)
                       dba Lexstra International, Inc.              (Delaware)
                       dba Lexus Temporaries, Inc.                  (Delaware)
                       Pilot Computer Services, Inc.                (California)
                       MegaTech Engineering, Inc.                   (Michigan)
                       MegaTech Academy, a non-profit corporation   (Michigan)

               MSX International Technology Services, Inc.          (Delaware)


               MSX International Holdings, Ltd.                     (UK)
                       MSX International Holding GmbH               (Germany)
                             MSX International GmbH                 (Germany)
                             APX International GmbH                 (Germany)
                             MSX International TechServices, S.A.   (Spain)


                       MSX International, Ltd.                      (UK)
                             Gold Arrow Computer Services Ltd.      (UK)
                             Canewdon, Ltd.                         (UK)
                             Canewdon Consultants Limited           (UK)
                             Geometric Results (GB) Ltd.            (UK)

                       MSX International SARL                       (France)